                                                                     EXHIBIT 9.6


                        FIFTH AMENDMENT TO FIRST AMENDED
                        AND RESTATED INVESTORS' AGREEMENT


         This Fifth Amendment to the First Amended and Restated Investors' Agreement (this "AGREEMENT") dated as of February 24, 2000 is entered into by and among Doane Pet Care Enterprises, Inc., formerly known as DPC Acquisition Corp. (the "COMPANY"), Doane Pet Care Company, formerly known as Doane Products Company ("DOANE"), and the other Persons that have executed this Agreement as indicated on the signature pages hereto.

                              W I T N E S S E T H :

         WHEREAS, certain stockholders and warrantholders of the Company are parties to or bound by that certain First Amended and Restated Investors' Agreement dated as of August 3, 1998, as amended to date (the "ORIGINAL AGREEMENT");

         WHEREAS, the undersigned, constituting the holders of more than 75% of the shares of Common Stock of the Company (including the Warrants on an "as-if exercised" basis) desire to amend the Original Agreement on the terms of this Agreement and, except as amended by this Agreement, ratify the terms of the Original Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in exchange for the mutual covenants herein, the parties hereto agree as follows:

                                   AGREEMENTS

1. Defined Terms. Capitalized terms used in this Agreement that are not defined herein shall have the meanings given to them in the Original Agreement.

2. Amendments. The Original Agreement is hereby amended so that the sale by Walid and Laura Mansur of the shares of Class A Common Stock on Exhibit A to the Doane employees listed on Exhibit A shall not trigger any rights of first offer under Section 4.1 or any tag-along rights under Section 4.2 of the Original Agreement. The undersigned agree that such Doane employees will not become parties to the Original Agreement, as amended, but instead shall enter into a form of employee stockholder agreement similar to that entered into by other Doane employees upon their acquisition of common stock from the Company.

3. Ratification. Except as expressly set forth herein, the terms and provisions of the Original Agreement, as amended prior to the date hereof, are hereby ratified and confirmed.

4. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        DOANE PET CARE ENTERPRISES, INC.

                                        By:  /s/ THOMAS R. HEIDENTHAL
                                           -------------------------------------
                                             Thomas R. Heidenthal
                                             Senior Vice President & CFO


                                        DOANE PET CARE COMPANY

                                        By: /s/ THOMAS R. HEIDENTHAL
                                           -------------------------------------
                                             Thomas R. Heidenthal
                                             Senior Vice President & CFO


                                        SUMMIT CAPITAL INC.

                                           By: /s/ GEORGE B. KELLY
                                              ----------------------------------
                                                George B. Kelly
                                                Chairman


                                        CHASE MANHATTAN INVESTMENT
                                           HOLDINGS, INC.

                                           By: /s/ JEFFREY C. WALKER
                                              ----------------------------------
                                           Name: Jeffrey C. Walker
                                                --------------------------------
                                           Title: CEO
                                                 -------------------------------

                                        BASEBALL PARTNERS

                                           By: /s/ CHRIS BEHRENS
                                              ----------------------------------
                                           Name: Chris Behrens
                                                --------------------------------
                                           Title: General Partner
                                                 -------------------------------

                                        SUMMIT/DPC PARTNERS, L.P.

                                           BY: SUMMIT CAPITAL, INC.,
                                                 its General Partner

                                           By:  /s/ GEORGE B. KELLY
                                              ----------------------------------
                                                George B. Kelly
                                                Chairman


                                        DLJ MERCHANT BANKING PARTNERS, L.P.,
                                           a Delaware Limited Partnership

                                           BY: DLJ MERCHANT BANKING, INC.
                                               Managing General Partner

                                           By: /s/ PETER GRAUER
                                              ----------------------------------
                                           Name: Peter Grauer
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                        DLJ INTERNATIONAL PARTNERS, C.V.

                                           BY: DLJ MERCHANT BANKING, INC.
                                                  Advisory General Partner

                                           By: /s/ PETER GRAUER
                                              ----------------------------------
                                           Name: Peter Grauer
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                        DLJ OFFSHORE PARTNERS, C.V.

                                           BY: DLJ MERCHANT BANKING, INC.
                                                  Advisory General Partner

                                           By: /s/ PETER GRAUER
                                              ----------------------------------
                                           Name: Peter Grauer
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                        DLJ FIRST ESC, L.L.C.

                                           By: /s/ PETER GRAUER
                                              ----------------------------------
                                           Name: Peter Grauer
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                        DLJ MERCHANT BANKING FUNDING, INC.

                                           By: /s/ PETER GRAUER
                                              ----------------------------------
                                           Name: Peter Grauer
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                        THE ROSENTHAL 1989 TRUST

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        By:
                                           -------------------------------------
                                                     Dick H. Weber

                                        By:
                                           -------------------------------------
                                                     Terry W. Bechtel

                                        By:        /s/ BOB L. ROBINSON
                                           -------------------------------------
                                                     Bob L. Robinson

                                        ROBINSON MANAGEMENT L.P.

                                           By:  /s/ BOB L. ROBINSON
                                              ----------------------------------
                                           Name: Bob L. Robinson
                                                --------------------------------
                                           Title: Managing Partner
                                                 -------------------------------

                                        BOB L. ROBINSON GRANTOR RETAINED
                                        ANNUITY TRUST

                                           By:  /s/ BOB L. ROBINSON
                                              ----------------------------------
                                           Name: Bob L. Robinson
                                                --------------------------------
                                           Title: Trustee
                                                 -------------------------------

                                        JEANINE L. ROBINSON GRANTOR RETAINED
                                        ANNUITY TRUST

                                           By:  /s/ BOB L. ROBINSON
                                              ----------------------------------
                                           Name: Bob L. Robinson
                                                --------------------------------
                                           Title: Trustee
                                                 -------------------------------


                                        By:
                                           -------------------------------------
                                                    Jeanine L. Robinson

                                        By:
                                           -------------------------------------
                                                    Roy E. Hess


                                        By:
                                           -------------------------------------
                                                    Earl R. Clements


                                        By:
                                           -------------------------------------
                                                    J. David Heaney


                                        By:
                                           -------------------------------------
                                                    Laura Hawkins Mansur


                                        By:     /s/ WALID MANSUR
                                           -------------------------------------
                                                    Walid Mansur

                                        THE KAREEM ROBERT MANSUR TRUST

                                        By:     /s/ WALID MANSUR
                                           -------------------------------------
                                                    Walid Mansur, Trustee

                                        THE SARA SELMA MANSUR TRUST

                                        By:     /s/ WALID MANSUR
                                           -------------------------------------
                                                    Walid Mansur, Trustee

                                        THE LEILA MARIAM MANSUR TRUST

                                        By:     /s/ WALID MANSUR
                                           -------------------------------------
                                                    Walid Mansur, Trustee


                                        By:
                                           -------------------------------------
                                                    Gary L. Rosenthal


                                        By:
                                           -------------------------------------
                                                    Lee H. Rosenthal


                                        By:
                                           -------------------------------------
                                                    Ferd A. Rosenthal

         The following signatories are the "WINDY HILL INVESTORS." Each of the Windy Hill Investors and IBJ Whitehall Bank & Trust Company ("IBJ") are parties to an escrow and pledge agreement dated August 3, 1998 pursuant to which IBJ, as escrow and collateral agent, is the record holder of all shares of Common Stock beneficially owned by the Windy Hill Investors. Each of the undersigned Windy Hill Investors, as evidenced by its signature below, hereby directs IBJ to enter into this Agreement.


                                        DARTFORD PARTNERSHIP, L.L.C.

                                           By:     /s/ RAY CHUNG
                                              ----------------------------------
                                           Name:       Ray Chung
                                                --------------------------------
                                           Title:      Partner
                                                 -------------------------------


                                        BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                           By:     /s/ STEPHEN SHERRILL
                                               ---------------------------------
                                           Name:       Stephen Sherrill
                                                --------------------------------
                                           Title:      Managing Director
                                                 -------------------------------


                                        PNC CAPITAL CORP

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        WINDY HILL PET FOOD COMPANY L.L.C.

                                           By:       /s/ RAY CHUNG
                                              ----------------------------------
                                           Name:         Ray Chung
                                                --------------------------------
                                           Title:        Vice President
                                                 -------------------------------


                                           -------------------------------------
                                                    Robert V. Dale


                                           -------------------------------------
                                                    F. Donald Cowan, Jr.


                                           -------------------------------------
                                                    Donald L. Gadd

                                           -------------------------------------
                                                    Henry G. Hurd, Jr.


                                           -------------------------------------
                                                    Ben W. McCrory


                                           -------------------------------------
                                                    Vaughn R. Oakley


                                           -------------------------------------
                                                    Charles Dunleavy


                                        BCB PARTNERSHIP, BRUCE C. BRUCKMANN,
                                        DONALD J. BRUCKMANN, PAUL D. KAMINSKI,
                                        NAZ PARTNERSHIP, HAROLD O. ROSSER, H.
                                        VIRGIL SHERRILL, STEPHEN C. SHERRILL,
                                        NANCY A. ZWENG, ELIZABETH MCSHANE,
                                        BEVERLY PLACE, BY THE FOLLOWING PERSONS:

                                        By:   /s/ STEPHEN C. SHERRILL
                                           -------------------------------------
                                           Stephen C. Sherrill, Attorney-in-Fact

                                              /s/ STEPHEN C. SHERRILL
                                           -------------------------------------
                                           Stephen C. Sherrill, Individually

The undersigned joins in this Agreement only if required under the terms of the escrow and pledge agreement among the undersigned financial institution and the Windy Hill Investors, as amended from time to time.

                                        BANK OF NEW YORK (formerly IBJ Whitehall
                                        Bank & Trust Company), as escrow and
                                        collateral agent and record holder for
                                        the shares of Common Stock beneficially
                                        owned by the Windy Hill Investors set
                                        forth above.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

The undersigned, being the duly elected Secretary of Doane and the Company, hereby executes this Agreement to evidence the fact that this Agreement has been approved by the respective Boards of Directors of Doane and the Company at meetings duly convened on February 24, 2000.

                                               /s/  THOMAS R. HEIDENTHAL
                                           -------------------------------------
                                              Thomas R. Heidenthal, Secretary

                                    EXHIBIT A
                                       TO
                        FIFTH AMENDMENT TO FIRST AMENDED
                        AND RESTATED INVESTORS' AGREEMENT


          EXECUTIVE OFFICER                       NUMBER OF SHARES
          -----------------                       ----------------
          Rick Hannasch                                 1000
          Dave Horton                                 10,000
          Debbie Shecterle                             5,000
          Scott Viebranz                              10,000
          Phil Woodlief                                5,000